UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1331 17th Street, Suite 720
Denver, Colorado		80202-1557
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the closing of the acquisition described below under item 2.01, certain subsidiaries of Rentech, Inc. (“Rentech”) entered into the following agreements.

Revolving Credit Facility

On April 26, 2006, Rentech’s indirect, wholly-owned subsidiary Rentech Energy Midwest Corporation (formerly known as Royster-Clark Nitrogen, Inc., “REMC”) entered into a Financing Agreement (the “Revolving Credit Facility”) with The CIT Group/Business Credit, Inc. (“CIT”) to support the working capital needs of REMC’s East Dubuque, Illinois nitrogen fertilizer plant. The Revolving Credit Facility has a maximum availability of $30 million, subject to a borrowing base limitation. The Revolving Credit Facility is guaranteed by Rentech’s wholly-owned subsidiary, Rentech Development Corporation (“RDC”), and is secured by a first priority security interest in all of REMC’s current assets, including, without limitation, all receivables, accounts, inventories and general intangibles. The Revolving Credit Facility also imposes various restrictions and covenants on REMC, including, without limitation, limitations on REMC’s ability to incur additional debt, guarantees or liens, ability to make distributions or dividends or payments of management or similar fees to affiliates, a minimum fixed charge coverage ratio and a minimum tangible net worth covenant.

CIT may terminate the Revolving Credit Facility only at the end of its initial three-year term or on any anniversary of such date by giving REMC sixty days prior notice as required by the facility. REMC may terminate the Revolving Credit Facility at any time prior to the end of its initial three-year term or any anniversary of such date by giving CIT thirty days prior notice as required by the facility. If neither party gives notice of termination, then the Revolving Credit Facility automatically extends for an additional year.

Subject in some cases to applicable cure or grace periods, events of default under the Revolving Credit Facility include, among other things: (1) the cessation of the business of REMC or a guarantor under the facility, (2) certain insolvency or bankruptcy events with respect to REMC or a guarantor, (3) breaches of representations and warranties by REMC, (4) failure by REMC to make payments when due, (5) failure to comply with ERISA, if such failure in CIT’s reasonable business judgment could subject REMC to any tax, penalty or other liability having a material adverse effect, (6) any default or event of default under any of the loan documents relating to the Revolving Credit Facility, (7) the failure of the loan documents to be valid, binding and enforceable, (8) a default or event of default under any subordinated indebtedness or any indebtedness having a principal amount in excess of $250,000, (9) unpermitted modifications to subordinated debt, (10) a change of control of REMC, as defined in the Revolving Credit Facility, (11) uninsured final judgments in excess of $250,000 against REMC or any guarantor or (12) the death of any guarantor that is a natural person, or the termination or attempted termination of any guaranty.

A copy of the Revolving Credit Facility is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The description set forth above is qualified in its entirety by reference to the exhibit.

Distribution Agreement

On April 26, 2006, RDC entered into a Distribution Agreement with a subsidiary of Royster-Clark, Inc. (“Royster-Clark”), pursuant to which the subsidiary is obligated to use commercially reasonable efforts to promote the sale of, and to solicit and secure orders for the nitrogen fertilizer products manufactured at the East Dubuque plant from its customers, and to purchase from REMC all nitrogen fertilizer products manufactured at the facility for prices to be negotiated in good faith from time to time. A more detailed description of the Distribution Agreement is included in Rentech’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 15, 2006, and is incorporated herein by reference.

A copy of the Distribution Agreement is included in Exhibit 2.1 to Rentech’s Current Report on Form 8-K filed with the SEC on March 14, 2006, and is incorporated herein by reference. The descriptions of the Distribution Agreement are qualified in their entirety be reference to the exhibit.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 26, 2006, RDC completed its acquisition from Royster-Clark of all of the issued and outstanding shares of capital stock (the “Shares”) of Royster-Clark Nitrogen, Inc. (“RCN”), pursuant to a Stock Purchase Agreement dated as of November 5, 2005, as amended on February 8, 2006, March 8, 2006 and March 8, 2006 (as amended, the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, RDC paid Royster-Clark the purchase price of $50 million, plus an amount equal to the net working capital of RCN, which was approximately $20 million at the closing of the acquisition. The amount of RCN’s net working capital is subject to adjustment through a review of the working capital amount by RDC and Royster-Clark (and to the extent they cannot agree on the amount of any adjustment, through an independent accounting referee) within a specified period after the closing. In connection with the closing of the acquisition, RCN was re-named “Rentech Energy Midwest Corporation.”

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “Revolving Credit Facility” in item 1.01 above is incorporated into this item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The following information is incorporated herein by reference:

RCN’s audited consolidated financial statements for the fiscal years ended December 31, 2003 (Predecessor) and December 31, 2004 (Predecessor), for its 202-day period from January 1, 2005 through July 21, 2005 (Predecessor), and for its 163-day period from July 22, 2005 through December 31, 2005 (Successor), and as of December 31, 2004 (Predecessor) and December 31, 2005 (Successor), included as Annex C to Rentech’s definitive proxy statement filed with the SEC on March 15, 2006.

(b)  Pro Forma Financial Information.

The following information is incorporated herein by reference:

The unaudited condensed consolidated pro forma combined statement of operations for the three and twelve months ended December 31, 2005, the unaudited condensed consolidated pro forma combined statement of operations for the twelve months ended September 30, 2005, and the unaudited condensed consolidated pro forma combined balance sheet as of December 31, 2005 included in the prospectus supplements attached as Exhibits 99.2 and 99.3 to Rentech’s Current Report on Form 8-K filed with the SEC on April 14, 2006.

(d) Exhibits:

Exhibit No.	Description of the Exhibit
Exhibit 2.1

Stock Purchase Agreement dated November 5, 2005, by and between Rentech Development Corporation and Royster-Clark, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed November 9, 2005).

Exhibit 2.2

First Amendment to the Stock Purchase Agreement dated November 5, 2005, by and between Rentech Development Corporation and Royster-Clark, Inc. (incorporated by reference to Exhibit 2.2 to Registration Statement on Form S-3 filed March 20, 2006).

Exhibit 2.3

Second Amendment to the Stock Purchase Agreement dated November 5, 2005, by and between Rentech Development Corporation and Royster-Clark, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed March 14, 2006).

Exhibit 2.4

Third Amendment to the Stock Purchase Agreement dated November 5, 2005, by and between Rentech Development Corporation and Royster-Clark, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed March 14, 2006).

Exhibit 10.1	Financing Agreement dated as of April 26, 2006 by and between Rentech Energy Midwest Corporation (formerly Royster-Clark Nitrogen, Inc.) and The CIT Group/Business Credit, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: May 2, 2006	By:	/s/ Amanda M. Darby
Amanda M. Darby
General Counsel and Secretary